SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Third Quarter 2019 November 15, 2019

DISCLAIMER 2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) Santander Consumer USA Inc.’s (“SC’s”) agreement with Fiat Chrysler Automobiles US LLC (“FCA”) may not result in currently anticipated levels of growth, is subject to performance conditions that could result in termination of the agreement, and is also subject to an option giving FCA the right to acquire an equity participation in the Chrysler Capital portion of SC’s business; (6) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries; (7) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (8) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (9) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its ability to continue to receive dividends from its subsidiaries or other investments; (10) changes in credit ratings assigned to SHUSA or its subsidiaries; (11) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share; (14) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (15) changes in customer spending, investment or savings behavior; (16) loss of customer deposits that could increase our funding costs; (17) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (18) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (19) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (20) changes to income tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) the costs and effects of regulatory or judicial proceedings, including possible business restrictions resulting from such proceedings; and (22) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (23) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (“IHC”). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. Effective July 2, 2018, Santander transferred Santander Asset Management, LLC ("SAM") to SHUSA. The contribution of SAM to the Company transferred approximately $5.4 million of assets, $1.0 million of liabilities, and $4.4 million of equity to SHUSA. Although SAM is an entity under common control, its results of operations, financial condition, and cash flows are immaterial to the historical financial results of SHUSA. As a result, SHUSA elected to report the results of SAM on a prospective basis beginning July 2, 2018. As a result of the 2017 contribution of SFS in 2017 and SAM in 2018, SHUSA's net income is understated $1.0 million and $6.0 million for the year ended December 31, 2018 and 2017, respectively, and a contribution to stockholder's equity of $4.4million and $322.1 million was recorded on July 2, 2018, and July 1, 2017, respectively, which are immaterial to the overall presentation of the Company's financial statements for each of the periods presented.

SANTANDER GROUP 3 Santander (SAN SM, STD US, BNC LN) is a leading retail and commercial bank, founded in 1857 and headquartered in Spain. It has a meaningful market share in 10 core countries in Europe and the Americas, and is the largest bank in the Eurozone by market capitalization. At the end of September 2019, Banco Santander had EUR 1 trillion in customer funds (deposits and mutual funds), 143 million customers, 13,000 branches, and 200,000 employees. The United States is a core market for Santander Group, contributing 8% to 9M’19 underlying attributable profit. Market Share1 Contribution to 9M’19 Underlying attributable profit2 Spain, 15% Brazil, 29% Europe South America $6.8B SCF, Underlying 13% Attributable Profit Chile, 6% UK, 10% Argentina, 1% Uruguay and Andean Portugal, 5% Region3, 2% Mexico, Poland, 8% USA, 3% 8% North America 1 Market share as of Jun-19, 2 Excluding Corporate Centre (EUR -1,637M) and Santander Global Platform 3 Uruguay and Andean Region underlying profit (EUR 159M)

SANTANDER US

4

SHUSA is an Intermediate Holding Company ("IHC") for Santander US entities and issues senior unsecured notes under the ticker symbol "SOV"

SHUSA Highlights

- 7 Major Locations
- More than 15,000 employees
- > $147B in assets
- > More than 5M customers



SBNA
SIS
SC
SC
SC
BSI
BSPR
SC operates in all 50 states
Company location

Banco Santander, S.A.

SHUSA
100% Ownership

SBNA – Retail Bank 100% Ownership	SC – Auto Finance 72% Ownership	BSI – Private Banking 100% Ownership	BSPR – Retail Bank 100% Ownership	SIS – Broker Dealer 100% Ownership
$84B Assets	$47B Assets	$6B Assets	$6B Assets	$2B Assets

SBNA – Retail Bank

Products include:
- C&I and Commercial
- Multi-family
- Residential Mortgage
- Dealer Floorplan Financing

SC – Auto Finance

- Preferred auto finance provider to Fiat-Chrysler
- Leading auto loan and lease originator and servicer
- #1 retail auto loan ABS issuer in 2018

BSI – Private Banking

- Private wealth management for HNW and UHNW clients

BSPR – Retail Bank

- Top 3 retail bank in Puerto Rico
- Established in 1972
- Santander recently agreed to sell Puerto **Rico's Retail and** Commercial franchise to FirstBank Puerto Rico

SIS – Broker Dealer

Investment banking services include:
- Global Markets
- Global Transaction Banking
- Global Debt Financing
- Corporate Finance

* | As of September 30, 2019

Santander

SANTANDER BANK 5 SBNA is a regional retail consumer bank with a stable deposit base in the northeast US SBNA Highlights Other Assets (incl. restricted Cash), 8% Investments, 17% Cash, 6% Goodwill and Other Intangibles, 4% Auto Loans , 6% » Continue to improve loyalty and the customer experience Other Consumer $84B across digital & physical channels in Consumer Bank Loans, 2% 1 Assets » Improve earning asset mix to drive further improvement in Home Equity, 6% C&I and Other margins Commercial, 22% » Online Digital Customers growth of 9% YoY driven by roll- out of enhancements and digital capabilities Multi-family, 10% CRE, 9% Residential, 9% 1 As of September 30, 2019 2 SBNA Branch Network – June 2019

SANTANDER CONSUMER USA 6 SC is a large and established auto finance provider across the full credit spectrum with demonstrated success through credit cycles SC Highlights NY PA OH 9 Servicing Centers 1.1M loans/leases IL CA 5,000 employees 2.9M customers NC TX GA LA FL SC top 10 state % concentration SC operates in all 50 states Offshore servicing Servicing center Indirect Auto and OEM Direct Auto Relationships » $57 billion in Managed assets1 (includes $30B of loans, $17B of leases and $10B of assets serviced for others) » Preferred auto finance provider for FCA US LLC providing loans, leases, dealer floorplan » Leading retail auto loan ABS issuer, #1 in 2018 1 As of September 30, 2019

SANTANDER US KEY INITIATIVES 7 • Integrate U.S. operations and support functions to improve efficiency • Optimize balance sheet and capital across U.S. businesses • Operate at large financial institution standards SHUSA • Continue to improve loyalty and customer experience across digital/physical channels • Enhance Earning Asset mix to drive further improvement in margins SBNA • Optimize originations and maintain appropriate risk-return profile • Enhance dealer and customer experience to drive originations growth • Focus on strong operations, credit risk management and pricing to drive SC profitability

RECENT EVENTS

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SHUSA

- October 21, 2019 – Agreement to sell Santander BanCorp to FirstBank Puerto Rico. The transaction includes the sale of 27 branches (~$6.2B of assets) for a total consideration of ~$1.1B.
- October 7, 2019 – Announced that Ana Botin, Executive Chairman of Banco Santander joined the Boards of Directors of SHUSA (October 22) and SBNA (October 28)

SBNA

- October 4, 2019 – SBNA agreed to sell approximately $768M of equipment finance loans and approximately $74M of operating leases to an unrelated third party. This transaction is expected to settle in Q4 2019.
- During Q3 2019 – SBNA completed the sale of 14 bank branches located in central Pennsylvania, ($471M of deposits and $102M of retail and business loans), to First Commonwealth Bank.

SC

- July 1, 2019 – SC announced an amendment to its agreement with FCA US LLC establishing an operating framework that is mutually beneficial for both parties for the remainder of the contract.

Santander

3Q 2019 EXECUTIVE SUMMARY[1]

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Earnings	• 3Q19 net income of $270M[2] vs. $239M[2] for 3Q18 • 9M19 net income of $916M[2] vs. $859M[2] for 9M18 • SBNA 3Q19 net income of $87M vs. $114M for 3Q18
Balance Sheet	• SHUSA's balance sheet increased QoQ to $147.2B, from $143.9B primarily due to growth in C&I and auto loans at SBNA • SBNA originated $2.1B of prime auto loans through its program with SC
Liquidity and Funding	• SHUSA held $3.6B in high-quality liquid assets ("HQLA")[3] • SHUSA's LCR[4] was in excess of regulatory requirements • During 3Q19 SHUSA redeemed $0.7B of private debt and issued $0.75B in internal TLAC
Capital	• SHUSA CET1 ratio of 15.0% as of 3Q19 • In 3Q19 SC repurchased $141M of its stock, executing against its $1.1B program
Credit Quality	• SBNA's credit metrics remain in line with large bank peers • SC's 30-59 day delinquency ratio declined 100bps YoY and the >59 day delinquency ratio declined 80bps YoY • SC's TDR balances declined $0.3B vs. 2Q19 and declined $1.6B vs. 3Q18

1 Data as of September 30, 2019
2 Includes noncontrolling interest. Refer to page 23 for additional detail
3 On an unconsolidated basis
4 Liquidity Coverage Ratio

Santander

1,2 SHUSA QUARTERLY PROFITABILITY 10 3Q19 net income improved YoY Net interest income ($M) Pre-tax pre-provision income ($M) $1,043 $970 $987 $915 $956 $1,599 $1,604 $1,603 $1,622 $1,619 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Pre-tax income ($M) Net income ($M) $562 $407 $383 $349 $356 $270 $239 $240 $184 $132 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Net income includes noncontrolling interest. Refer to page 23 for additional detail. 2 See Page 21 for the consolidating income statement.

NIM AND INTEREST RATE RISK (IRR) SENSITIVITY 11 SHUSA’s asset sensitive position has decreased since 4Q18 Net Interest Margin SHUSA IRR (Change in annual net interest income for parallel rate movements) SC 10.6% Up 100bps 10.2% 10.0% 10.1% 10.0% 2.79% 2.87% 2.53% 2.5% 1.8% SHUSA 6.0% 5.9% 5.8% 5.7% 5.6% 3Q18 4Q18 1Q19 2Q19 3Q19 SBNA 3.3% 3.2% 3.2% 3.1% 3.0% Down 100bps -1.9% -2.78% -2.7% -2.95% -3.07% Down 100bps Up 100 bps 3Q18 4Q18 1Q19 2Q19 3Q19

1,2 BALANCE SHEET OVERVIEW 12 SHUSA’s balance sheet reflects the combination of bank-funded core deposits and an auto finance company with diversified liquidity Residential Interest-bearing Mortgage, 6% Home Equity, 3% demand , 7% Goodwill, 3% CRE, 6% Equity (including NCI), 17% Noninterest- bearing demand, Other Assets,3 7% Multi-Family, 6% 10% Cash, 5% Other Liabilities, 5% Savings, 4% C&I and $122B Other $147B Commercial, Liabilities 16% Other Borrowings, Investments, 7% $25B 12% Assets Other Loans, 1% Equity Auto Loans Money market, SBNA, 4% SC secured 17% structured financings, 18% Certificates of Operating Lease deposit, 7% Auto Loans - SC, 20% Assets, 11% SC revolving credit FHLB Borrowings, 4% facilities, 4% 1 Balances as of September 30, 2019 2 See page 22 for the consolidated balance sheet 3 Includes loans held for sale and allowance for loan and lease losses

1 BALANCE SHEET TRENDS 13 Balance sheet trend reflects loan and lease growth funded by deposits and borrowed funds ASSETS ($B) LIABILITIES & EQUITY ($B) Short Term Funds Investments Gross Loans Leases Other Assets IB Deposits NIB Deposits Borrowed Funds Other Liabilities Equity $144 $147 $144 $147 $135 $139 $135 $139 $132 12 $132 12 13 25 25 10 10 15 16 24 24 13 14 14 24 5 6 5 5 5 49 42 45 46 49 86 88 90 92 93 15 14 15 15 15 46 47 48 49 51 15 15 15 16 18 8 8 8 8 8 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 LOANS & LEASES ($B) DEPOSITS ($B) Res. Mtg CRE C&I Auto Leases Other NIB Deposits IB Deposits Savings Money Market CD Other $106 $109 $67 $102 $104 $61 $61 $63 $64 $100 4 1 3 2 1 0 1 1 9 3 3 15 16 8 9 13 14 14 6 8 32 28 29 30 34 25 24 24 24 26 23 23 24 25 24 6 6 6 6 6 8 9 9 9 10 17 17 17 17 17 15 15 15 15 16 16 16 15 14 14 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 See pages 31 and 32 for trend detail on SBNA loan portfolio

1 BORROWED FUNDS PROFILE 14 Public issuances consist of SHUSA unsecured debt and SC auto ABS SHUSA CONSOLIDATED ($B) SHUSA HOLDCO ($B) SBNA SC 3rd Party SC Private Amortizing SC ABS SHUSA Debt SHUSA Debt $48.9 $49.2 $9.9 9.2 9.9 19.1 20.4 $9.2 7.2 6.6 6.5 5.5 6.9 6.8 Q2 2019 Q3 2019 Q2 2019 Q3 2019 SBNA ($B) SC ($B) Bank Debt FHLB Intragroup2 3rd Party Private Amortizing ABS $6.9 $6.8 $36.8 $37.8 19.1 20.4 6.8 6.7 7.2 6.6 6.5 5.5 5.3 0.1 0.1 4.0 Q2 2019 Q3 2019 Q2 2019 Q3 2019 1 As of September 30, 2019 2 Intragroup balance includes lending from SHUSA to SC, which is eliminated at the consolidated level

SHUSA DEBT & TLAC 15 During 3Q19: • Redeemed $0.7B of private debt due in 2019 and issued $0.7B new private debt maturing in 2023 • Issued $0.75B in internal TLAC debt @ 2.875% maturing in 2024 In October, exchanged $0.95B of the 4.45% debt (due 2021) and 3.70% debt (due 2022), for new 3.24% debt (due 2026) As of 3Q19, SHUSA met the Federal Reserve TLAC and Long-term Debt (“LTD”) requirements with 21.6% TLAC, 6.6% LTD1 and CET1 ratio of 15.0% $2.1 $1.1 $1.8 $0.8 $1.1 $1.2 Sr. Sr. Sr. Debt L+100 $0.4 L+110 2.875% $1.1 $1.1 $0.1 Sr. $0.9 $1.0 L+100 $1.0 $1.0 $0.8 $0.6 Sr. Sr. Sr. Sr. Sr. Sr. Sr. Sr. Debt Debt Debt Debt Debt Debt Debt Debt 2.65% 4.45% 3.70% 3.40% 3.50% 4.50% 3.244% 4.40% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Public issuance Private placement Internal TLAC 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets

1 CAPITAL RATIOS 16 SHUSA capital ratios remain at the top of peers, with recent trend driven by asset growth2 CET1 TIER 1 LEVERAGE RATIO 14.2% 15.7% 14.0% 13.9% 15.5% 15.4% 13.7% 15.0% 15.0% 13.6% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 17.1% 16.9% 18.7% 16.7% 18.4% 18.1% 16.3% 16.2% 17.7% 17.7% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Capital ratios calculated under the U.S. Basel III framework on a transitional basis. 2 See page 24 for comparison of SHUSA capital ratios to peers.

SBNA ASSET QUALITY 17 SBNA asset quality metrics remain stable and in-line with bank peers ANNUALIZED NET CHARGE-OFF RATIO NPL RATIO1 1.05% 1.00% 0.97% 0.92% 0.82% 0.49% 0.79% 0.76% 0.78% 0.76% 0.76% 0.41% 0.35% 0.39% 0.37% 0.50% 0.36% 0.27% 0.14% 0.21% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 ALLL TO TOTAL LOANS2 RESERVE COVERAGE (ALLL/NPL) 149.00% 149.40% 148.00% 153.50% 154.30% 1.09% 1.07% 1.09% 1.10% 1.10% 118.30% 108.30% 110.40% 1.06% 1.06% 1.05% 101.40% 104.60% 1.02% 0.97% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”) 2 ALLL = Allowance for loan and lease losses * Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC

SC ASSET QUALITY 18 Gross charge-offs increased 70 bps and net charge-offs decreased 70 bps year-over-year 30-59 day delinquency ratio decreased 100 bps and >59 day delinquency ratio decreased 80bps year-over-year Delinquency: Individually Acquired Retail Credit: Individually Acquired Retail Installment Contracts, Held for Investment Installment Contracts, Held for Investment 30-59 >59 Gross Charge-off Ratio Net Charge-off Ratio Recovery Rate 11.0% 10.5% 20.2% 150.0% 9.4% 9.5% 19.5% 20.0% 18.3% 17.6% 8.4% 130.0% 16.1% 15.0% 110.0% 6.0% 5.5% 10.6% 4.7% 4.7% 90.0% 4.2% 10.0% 8.8% 8.6% 8.1% 6.4% 70.0% 5.0% 60.3% 50.0% 55.9% 55.9% 50.0% 47.3% 0.0% 30.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

RATING AGENCIES 19 On September 13, 2019, S&P affirmed SHUSA’s ratings at BBB+/A-2 and SBNA’s ratings at A-/A-2. The outlook for both remains Stable. On December 14, 2017, Moody’s upgraded SBNA’s long-term rating by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted. On July 15, 2019, Fitch affirmed the ratings for SHUSA and SBNA at BBB+/F-2 and the outlook at Stable. Santander SHUSA SBNA September 2019 Te S&P Moody’s Fitch S&P Moody’s Fitch S&P Moody’s Fitch Short Term A-1 P-1 F-1 A-2 N/A F-2 A-2 P-1 F-2 Deposits Long-Term A-1 A2 A N/A N/A N/A A-2 A2 A- Deposits Senior Debt A A2 A BBB+ Baa3 BBB+ A- Baa1 BBB+ Outlook Stable Stable Stable Stable Stable Stable Stable Stable Stable

APPENDIX

CONSOLIDATING INCOME STATEMENT 21 For the three-month period ended September 30, 2019 (1) (2) (US $ Millions) SBNA SC Other IHC Entities SHUSA Interest income $ 712 $ 1,335 $ 17 $ 121 $ 2,185 Interest expense (181) (336) (30) (19) (566) Net interest income $ 531 $ 999 $ (13) $ 102 $ 1,619 Fees & other income/(expense) 180 737 $ (29) 111 999 Equity investment income - - - - - Other non interest income 2 - - - 2 Net revenue/(loss) $ 713 $ 1,736 $ (42) $ 213 $ 2,620 General, administrative and other expenses (568) (854) (53) (158) (1,633) Other expenses - - - - - Provision for credit losses (50) (567) - 13 (604) Income/(loss) before taxes $ 95 $ 315 $ (95) $ 68 $ 383 Income tax (expense)/benefit (8) (82) (3) (20) (113) Net income/(loss) $ 87 $ 233 $ (98) $ 48 $ 270 Less: Net Income Attributable to NCI - 67 - - 67 Net income Attributable to SHUSA $ 87 $ 166 $ (98) $ 48 $ 203 1 Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3 SHUSA net income includes non-controlling interest

CONSOLIDATING BALANCE SHEET

22

(US $ millions)	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
	September 30, 2019				
Assets					
Cash and cash equivalents	$ 4,980	$ 39	$ (120)	$ 2,838	$ 7,737
Investments available-for-sale at fair value	9,966	92	250	3,423	13,731
Investments held-to-maturity	3,604	-	-	-	3,604
Other investment securities[3]	960	-	1	6	967
Loans held for investment ("HFI")	53,805	29,617	(52)	7,050	90,420
Less ALLL	(536)	(3,117)	4	(87)	(3,736)
Total loans HFI, net	53,269	26,500	(48)	6,963	86,684
Goodwill	3,403	74	967	-	4,444
Other assets	7,361	20,570	449	1,638	30,018
Total assets	$ 83,543	$ 47,275	$ 1,499	$ 14,868	$ 147,185
Liabilities and Stockholder's Equity					
Deposits	$ 60,255	$ -	$ (3,553)	$ 9,538	$ 66,240
Borrowings and other debt obligations	6,851	37,633	4,627	49	49,160
Other liabilities	2,638	2,297	85	2,096	7,116
Total liabilities	69,744	39,930	1,159	11,683	122,516
Stockholder's equity including noncontrolling interest	13,799	7,345	340	3,185	24,669
Total liabilities and stockholder's equity	$ 83,543	$ 47,275	$ 1,499	$ 14,868	$ 147,185

1 Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

Santander

QUARTERLY TRENDED STATEMENT OF OPERATIONS 23 (US $ Millions) 3Q18 4Q18 1Q19 2Q19 3Q19 Interest income $ 2,043 $ 2,095 $ 2,141 $ 2,176 2,185 Interest expense (444) (491) (538) (554) (566) Net interest income 1,599 1,604 1,603 1,622 1,619 Fees & other income 824 807 897 961 999 Other non interest income (2) (5) (2) 2 2 Net revenue 2,421 2,406 2,498 2,585 2,620 General, administrative, and other expenses (1,451) (1,491) (1,542) (1,542) (1,633) Provision for credit losses (621) (731) (600) (481) (604) Income before taxes 349 184 356 562 383 Income tax (expense)/benefit (110) (52) (116) (155) (113) Net income $ 239 $ 132 $ 240 $ 407 $ 270 Less: Net Income Attributable to NCI 72 32 73 111 67 Net income Attributable to SHUSA $ 167 $ 100 $ 167 $ 296 $ 203

CAPITAL RATIOS PEER COMPARISON (AS OF 9/30/19) 24 CET1 TIER 1 LEVERAGE RATIO 13.56% 15.01% Peer Group Median = 9.71% Peer Group Median = 10.02% TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 16.19% 17.66% Peer Group Median = 11.41% Peer Group Median = 13.30% - - - - Peer Median 1 Peers: BBT, COF, CIT, CFG, HBAN, KEY, MTB, MUFG, RF, STI, TD 2 Peer data from SNL Financial

NON-GAAP TO GAAP RECONCILIATIONS 25 $ Millions SHUSA Pre-Tax Pre-Provision Income 3Q18 4Q18 1Q19 2Q19 3Q19 Pre-tax income, as reported $ 349 $ 184 $ 356 $ 562 $ 383 Add back: Provision for credit losses 621 731 600 481 604 Pre-tax pre-provision Income $ 970 $ 915 $ 956 $ 1,043 $ 987 CET 1 to Risk-Weighted Assets 3Q18 4Q18 1Q19 2Q19 3Q19 CET 1 capital $ 16,471 $ 16,759 $ 16,979 $ 17,277 $ 17,504 Risk-weighted assets 104,988 107,916 110,469 114,877 116,652 Ratio 15.7% 15.5% 15.4% 15.0% 15.0% Tier 1 Leverage Tier 1 capital $ 17,935 $ 18,193 $ 18,397 $ 18,695 $ 18,888 Average total assets for leverage capital purposes 126,656 129,681 132,154 136,165 139,301 Ratio 14.2% 14.0% 13.9% 13.7% 13.6% Tier 1 Risk-Based Tier 1 capital $ 17,935 $ 18,193 $ 18,397 $ 18,695 $ 18,888 Risk-weighted assets 104,988 107,916 110,469 114,877 116,652 Ratio 17.1% 16.9% 16.7% 16.3% 16.2% Consolidate 36 & 37 Total Risk-Based Risk-based capital $ 19,665 $ 19,807 $ 20,039 $ 20,391 $ 20,601 Risk-weighted assets 104,988 107,916 110,469 114,877 116,652 Ratio 18.7% 18.4% 18.1% 17.7% 17.7%

SBNA: QUARTERLY PROFITABILITY 26 NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M) Net interest income Net Interest Margin $158 $152 $143 $140 $145 $600 $521 $541 $541 $547 $531 4.00% $500 3.50% $400 3.00% 3.18% 3.25% 3.15% 3.11% $300 2.97% 2.50% $200 2.00% $100 1.50% $- 1.00% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 PRE-TAX INCOME ($M) NET INCOME/(LOSS) ($M) $147 $114 $85 $87 $100 $105 $92 $95 $76 $63 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19

SBNA: QUARTERLY TRENDED STATEMENT OF OPS 27 (US$ in Millions) 3Q18 4Q18 1Q19 2Q19 3Q19 Interest income $ 640 $ 680 $ 698 $ 719 $ 712 Interest expense (119) (139) (157) (172) (181) Net interest income 521 541 541 547 531 Fees & other income 122 138 130 142 180 Other non-interest income (1) (5) (2) 2 2 Net revenue 642 674 669 691 713 General, administrative & other expenses (484) (531) (529) (539) (568) Other expenses - - - - - Release of/(provision for) credit losses (11) (43) (48) (47) (50) Income before taxes 147 100 92 105 95 Income tax expense (33) (37) (16) (20) (8) Net income/(loss) $ 114 $ 63 $ 76 $ 85 $ 87 Pre-Tax Pre-Provision Income $ 158 $ 143 $ 140 $ 152 $ 145 3Q18 4Q18 1Q19 2Q19 3Q19 Net interest margin before provision 3.18% 3.25% 3.15% 3.11% 2.97%

SBNA: QUARTERLY AVERAGE BALANCE SHEET 28 (In millions) 3Q19 2Q19 Change 3Q18 Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments $ 16,207 2.25% $ 15,997 2.40% $ 210 -0.15% $ 17,687 2.34% Loans 55,337 4.49% 54,330 4.59% 1,007 -0.10% 47,902 4.33% Allowance for loan losses (553) --- (560) --- 7 --- (546) --- Other assets 9,757 --- 9,322 --- 435 --- 8,587 --- TOTAL ASSETS $ 80,748 3.53% $ 79,089 3.64% $ 1,659 -0.11% $ 73,630 3.38% Interest-bearing demand deposits 8,920 0.69% 8,791 0.71% 129 -0.02% 7,974 0.34% Noninterest-bearing demand deposits 12,245 --- 12,514 --- (269) --- 11,808 --- Savings 3,813 0.07% 3,885 0.06% (72) 0.01% 4,041 0.34% Money market 26,357 1.28% 25,576 1.24% 781 0.04% 28,265 0.89% Certificates of deposit 7,077 2.06% 7,213 2.00% (136) 0.06% 5,028 1.41% Borrowed funds 6,255 2.82% 5,317 3.07% 938 -0.25% 1,391 4.78% Other liabilities 2,226 --- 2,101 --- 125 --- 1,615 --- Equity 13,855 --- 13,692 --- 163 --- 13,508 --- TOTAL LIABILITIES & STOCKHOLDER'S EQUITY $ 80,748 0.90% $ 79,089 0.87% $ 1,659 0.03% $ 73,630 0.57% NIM 2.97% 3.11% -0.14% 3.18%

SBNA: FUNDING – DEPOSITS 29 AVERAGE NON-MATURITY DEPOSIT AVERAGE TOTAL DEPOSIT BALANCE1 ($B) BALANCES1 ($B) 60 Non Maturity Deposit Balances Avg. Interest Cost 1% Total Deposits Avg. Interest Cost 60 1% $55.2 $53.3 $53.5 $53.7 $54.5 50 $48.0 $47.7 $47.3 $48.1 $47.0 1% 1% 50 40 0.80% 0.96% 1% 40 0.93% 0.77% 1% 0.87% 0.74% 1% 30 30 0.79% 0.68% 1% 1% 20 0.70% 0.62% 20 1% 1% 10 10 1% 0 1% - 1% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Represents average quarterly balances * SBNA total deposits less the SHUSA cash deposit held at SBNA

SBNA: ASSET QUALITY 30 SBNA asset quality metrics remain in line with large bank peers NPLs CRITICIZED BALANCES1 Criticized Balances Criticized Ratio $2,300 $2,230 10.00% $535 9.00% $523 $2,200 $2,142 $508 $2,093 8.00% $504 $2,100 $2,008 7.00% $2,000 6.00% $1,903 $453 5.00% -13% $1,900 4.00% $1,800 4.03% 4.02% 4.05% 3.79% 3.68% 3.00% $1,700 2.00% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 DELINQUENCY2 TEXAS RATIO3 9.27% 9.02% 8.95% 8.44% 8.32% 0.82% 0.75% 0.75% 0.70% 0.74% 7.71% 7.41% 7.58% 0.62% 7.02% 0.54% 6.43% 0.51% 0.50% 0.47% Large Banks SBNA Large Banks SBNA 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD 3 See slide 35 for non-GAAP measurement reconciliation of Texas Ratio

SBNA: ASSET QUALITY (CONTINUED) 31 Outstandings NPLs* to Total Loans Net Charge-Offs** MORTGAGES HOME EQUITY $10.0 $9.1 7.0% $5.4 $5.3 $8.9 $9.0 $9.0 $5.2 $5.0 7.0% $9.0 $8.5 6.0% $4.8 $5.0 6.0% $8.0 5.0% 5.0% $7.0 4.0% $4.0 4.0% $6.0 3.0% 1.8% 1.8% 1.8% 1.8% 1.9% 3.0% $5.0 1.1% 1.1% 1.1% 1.0% 1.1% 2.0% $3.0 2.0% $4.0 1.0% 1.0% $2.0 $3.0 0.0% 0.0% $2.0 0.0% 0.0% 0.0% 0.0% 0.0% -1.0% $1.0 0.2% 0.0% -0.1% -0.1% -0.1% -1.0% $1.0 -2.0% -2.0% - -3.0% - -3.0% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 COMMERCIAL REAL ESTATE1 SANTANDER REAL ESTATE CAPITAL (SREC) $6.0 7.0% $5.5 $8.4 $8.5 $8.4 7.0% $5.3 $5.3 $5.4 $5.3 $9.0 $8.3 $8.4 6.0% $8.0 6.0% $5.0 5.0% $7.0 5.0% 4.0% $4.0 $6.0 4.0% 3.0% 3.0% $5.0 $3.0 0.8% 2.0% 2.0% $4.0 0.4% 0.0% 0.0% 0.0% 0.0% 1.0% 0.1% 0.1% 0.0% 0.1% 1.0% $2.0 0.0% $3.0 0.0% 0.1% -1.0% $2.0 -1.0% $1.0 0.0% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% -2.0% $1.0 -2.0% - -3.0% - -3.0% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph) * Dollars in billions

SBNA: ASSET QUALITY (CONTINUED) 32 Outstandings NPLs* to Total Loans Net Charge-Offs** COMMERCIAL BANKING1 CORPORATE & INVESTMENT BANKING 16 $14.9 $15.0 $15.2 7.0% $7.0 $6.4 $6.9 6.0% $14.3 $14.6 $6.0 6.0% $5.8 14 $6.0 $5.4 5.0% 4.0% 12 4.0% $5.0 1.6% 1.4% 3.0% 1.1% 1.2% 2.0% 10 1.5% $4.0 1.2% 1.2% 1.4% 1.3% 2.0% 0.4% 8 1.0% $3.0 0.0% 6 0.0% $2.0 0.0% 0.0% 0.0% 0.0% 0.3% 0.2% 0.2% 0.1% 0.3% 0.4% -1.0% -2.0% 4 $1.0 -2.0% 2 -3.0% - -4.0% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 OTHER CONSUMER2 Indirect Auto3 $1.7 $5.3 5.0% $1.7 $1.6 $1.5 12.0% $5.0 $1.5 $1.5 $1.5 10.0% $3.8 4.0% $4.0 8.0% $1.3 3.0% 5.1% $3.0 4.4% 4.6% 4.7% 4.8% 6.0% $2.3 $1.1 2.0% 4.0% $2.0 $1.6 $0.9 2.0% 0.5% 0.6% 0.7% $1.0 $0.7 0.3% 1.0% $0.7 0.0% 0.2% 0.3% 0.3% 1.4% 1.3% 1.3% 1.3% 1.4% 0.2% $0.5 -2.0% - 0.0% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler Auto Finance, Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. 2 Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail. run-off 3 Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 * Dollars in billions

1 SBNA: CAPITAL RATIOS 33 CET1 TIER 1 LEVERAGE RATIO 17.3% 17.1% 16.8% 14.1% 14.1% 13.9% 16.2% 16.0% 13.6% 13.4% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 18.4% 18.2% 17.8% 17.3% 17.1% 16.8% 17.2% 17.0% 16.2% 16.0% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: NON-GAAP TO GAAP RECONCILIATIONS

34

$ Millions

SBNA Pre-Tax Pre-Provision Income	3Q18	4Q18	1Q19	2Q19	3Q19
Pre-tax income, as reported	$ 147	$ 100	$ 92	$ 105	$ 95
Add back:					
(Release of)/provision for credit losses	11	43	48	47	50
Pre-tax pre-provision income	$ 158	$ 143	$ 140	$ 152	$ 145

CET 1 to Risk-Weighted Assets	3Q18	4Q18	1Q19	2Q19	3Q19
CET 1 Capital	$ 9,952	$ 10,179	$ 10,239	$ 10,303	$ 10,335
Risk-weighted assets	57,609	59,394	61,057	63,635	64,543
Ratio	17.3%	17.1%	16.8%	16.2%	16.0%

Tier 1 Leverage	3Q18	4Q18	1Q19	2Q19	3Q19
Tier 1 capital	$ 9,952	$ 10,179	$ 10,239	$ 10,303	$ 10,335
Average total assets for leverage capital purposes	70,694	72,309	73,903	75,719	77,262
Ratio	14.1%	14.1%	13.9%	13.6%	13.4%

Tier 1 Risk-Based	3Q18	4Q18	1Q19	2Q19	3Q19
Tier 1 capital	$ 9,952	$ 10,179	$ 10,239	$ 10,303	$ 10,335
Low Level Recourse Deduction	-	-	-	-	-
Risk-weighted assets	57,609	59,394	61,057	63,635	64,543
Ratio	17.3%	17.1%	16.8%	16.2%	16.0%

Total Risk-Based	3Q18	4Q18	1Q19	2Q19	3Q19
Risk-based capital	$ 10,577	$ 10,820	$ 10,890	$ 10,952	$ 10,965
Risk-weighted assets	57,609	59,394	61,057	63,635	64,543
Ratio	18.4%	18.2%	17.8%	17.2%	17.0%

Santander

SBNA: NON-GAAP TO GAAP RECONCILIATIONS (cont.) 35 $ Millions SBNA Texas Ratio 3Q18 4Q18 1Q19 2Q19 3Q19 Total Equity $ 13,241 $ 13,408 $ 13,561 $ 13,736 $ 13,799 Less: Goodwill and other intangibles (excluding MSRs1) (3,589) (3,636) (3,607) (3,632) (3,635) Preferred stock - - - - - Add: Allowance for loan losses 531 546 560 560 536 Total equity and loss allowances for Texas Ratio $ 10,183 $ 10,318 $ 10,514 $ 10,664 $ 10,700 Nonperforming assets $ 541 $ 526 $ 558 $ 528 $ 470 90+ DPD accruing 0 7 7 6 6 Accruing TDRs 244 232 232 215 212 Total nonperforming assets $ 785 $ 765 $ 797 $ 749 $ 688 Texas ratio 7.7% 7.4% 7.6% 7.0% 6.4% SBNA Pre-Tax Pre-Provision Income 3Q18 4Q18 1Q19 2Q19 3Q19 Pre-tax income, as reported $ 147 $ 100 $ 92 $ 105 $ 95 Add back: (Release of)/provision for credit losses 11 43 48 47 50 Pre-tax pre-provision income $ 158 $ 143 $ 140 $ 152 $ 145 1 Mortgage servicing rights

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